EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of EnterConnect Inc. (the "Company") on Form 10KSB for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sam Jankovich, Chief Executive Officer, and I, Carolyn Zelnio, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

ENTERCONNECT INC.

Date: July 14, 2008	By:	/s/ Sam Jankovich
Sam Jankovich
Chief Executive Officer

ENTERCONNECT INC.

Date: July 14, 2008	By:	/s/ Carolyn Zelnio
Carolyn Zelnio
Chief Financial Officer